EXHIBIT 32.2

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. §1350)

In connection with OFG Bancorp’s quarterly report on Form 10-Q for the period ended June 30, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Maritza Arizmendi, Executive Vice President and Chief Financial Officer of OFG Bancorp, hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350), that:

(1)     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of OFG Bancorp.

In witness whereof, I execute this certification in San Juan, Puerto Rico, this 4th day of August, 2017.

By:         /s/ Maritza Arizmendi

               Maritza Arizmendi

Executive Vice President and Chief Financial Officer